UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06180

Name of Fund: BlackRock Utilities and Telecommunications Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 11/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Utilities and                                                BLACKROCK
Telecommunications Fund, Inc.

ANNUAL REPORT | NOVEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Utilities and Telecommunications Fund, Inc.

Industry Classification as a Percentage of Total Investments as of November 30, 2006

Below is a pie chart showing the Industry Classification as a Percentage of Total Investments as of November 30, 2006

Electric Utilities                                                         28.5%
Diversified Telecommunication Services                                     19.9%
Multi-Utilities                                                            17.6%
Wireless Telecommunication Services                                         8.9%
Independent Power Producers & Energy Traders                                8.4%
Gas Utilities                                                               4.4%
Oil, Gas & Consumable Fuels                                                 4.3%
Media                                                                       1.4%
Water Utilities                                                             0.9%
Real Estate Investment Trusts (REITs)                                       0.4%
Construction & Engineering                                                  0.3%
Energy Equipment & Services                                                 0.2%
Other*                                                                      4.8%

*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


2       BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:

Total Returns as of November 30, 2006                                          6-month   12-month
=================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                    +11.33%    +14.23%
-------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                   + 9.72     +17.43
-------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)              +11.19     +28.20
-------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.93     + 5.94
-------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.53     + 6.12
-------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                              + 6.28     +11.53
-------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August
8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006         3

A Discussion With Your Fund's Portfolio Manager

      Strong stock selection in electric utilities, multi-utilities and wireless telecommunications contributed positively to performance for the fiscal year, helping the Fund to outperform its benchmark indexes.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2006, BlackRock Utilities and Telecommunications Fund's Institutional, Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares recorded total returns of +24.45%, +24.04%, +23.10%, +23.43%, +23.17% and +23.30%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Prior to October 2, 2006, Investor B and Investor C Shares' performance is based on the performance of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor B and investor C Shares' fees, respectively. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of +14.23% and +20.96%, while the Lipper Utilities Funds category posted an average return of +24.78%. (Funds in this Lipper category invest primarily in the equity securities of domestic and foreign companies providing utilities. The Fund also invests in telecommunication services stocks, in which many funds in the Lipper group have no position.)

For the six-month period ended November 30, 2006, the Fund's Institutional, Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares recorded total returns of +17.34%, +17.10%, +16.64%, +16.83%, +16.71% and +16.75%,
respectively. For the same period, the S&P 500 Index and the S&P Utilities Index returned +11.33% and +17.27%, respectively, and the Lipper Utility Funds category posted an average return of +17.77%.

The Fund's performance for the fiscal year was positively affected by above-average returns from its positions in the electric utilities and multi-utilities subsectors. Several of our non-U.S. holdings, such as Iberdrola SA, Endesa SA, Suez, E. On AG, International Power Plc, Scottish Power Plc and Scottish & Southern Energy Plc, were very strong performers. We also saw strong performance from our positions in Entergy Corp., FPL Group, Inc., Duke Energy Corp. and PPL Corp. Moreover, our holdings in the wireless telecommunications sector posted a collective return of over 18%. Fund performance in this sector was enhanced by our positions in America Movil, SA de CV and Rogers Communications, Inc. (Class B Shares), American Tower Corp. (Class A), NII Holdings, Inc. and SBA Communications Corp. (Class A). Share prices of large-capitalization companies such as BellSouth Corp., AT&T Inc. and Verizon Communications, Inc. also appreciated significantly. BellSouth was the portfolio's best performer within the sector as a result of the announced acquisition of the company by AT&T Corp.

During the six-month period ended November 30, 2006, the same three subsectors contributed the most positively to the Fund's total return: wireless telecommunications, electric utilities and multi-utilities, in order of contribution. An average cash weighting of 4.2% hindered Fund performance during the past six months. In addition, our holdings in energy underperformed those in other primary sectors and, therefore, made a less significant positive contribution to the Fund's total return. Lastly, an underweight versus our Lipper Utility Funds peer group in the energy sector detracted somewhat from the Fund's relative performance for the past six months.

What changes were made to the portfolio during the period?

The most notable change made to the Fund's portfolio during the fiscal year was an increased weighting in telecommunication services. We added positions in the telecommunications tower sector, which we believe should continue to benefit as wireless service providers continue to increase coverage, quality and new services. These companies tend to generate fairly stable cash flows given the rental income they receive from carriers, and to date have used this cash for growth as well as stock buybacks. One company, Global Signal, Inc., which is being bought by Crown Castle International Corp., had a corporate structure as a real estate investment trust (REIT) and, therefore, paid a dividend. Once the merger is completed, the combined company will not be a REIT; however, some time in the future, we may see some of the other companies take on this corporate structure.

Within the electric utility sector, we added to our holdings in independent power producers/merchant energy companies. The supply-and-demand outlook for electric generation is moving in favor of the generators as demand for electricity continues to grow and many existing plants become too costly to operate given more stringent environmental regulations. Moreover, we added to two other investment themes in the electric utility segment of the portfolio: transmission/ distribution companies, such as ITC Holdings Corp., as well


4       BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006
as companies with significant nuclear operations, such as Entergy Corp. The transmission/distribution business is rather old in the United States and needs to be upgraded, and the allowed return is determined by the Federal Energy Regulatory Committee, which moves it away from local political issues. We believe that companies with an abundance of nuclear energy should do very well in an environment of stricter emissions control. Lastly, we reduced our energy weighting during the latter part of the year. The outlook for natural gas prices had become more muted in our view but, just as importantly, costs for many companies in the sector were rising.

How would you characterize the Fund's position at the close of the period?

At November 30, 2006, the portfolio consisted of 94 holdings across 12 countries. Utilities remains the most heavily weighted sector, followed by telecommunication services. We initiated a modest weighting in the water sector with the purchase of two companies: Aqua America, Inc. in the United States and Northumbrian Water Group Plc in the United Kingdom.

In the utility sector, some of the market conditions that have influenced our stock selections include the need for new transmission/distribution, nuclear energy for an offset to emission controls, increased non-regulated electric-generating assets, merger-and-acquisition activity, and renewable energy.

At the end of the fiscal year, the telecommunication services sector comprised approximately 29% of the Fund's net assets. As we all experience, the world is moving even more toward wireless communications. The bundling of products reduces churn and access line loss. Pricing in the enterprise customer base is stabilizing as competition becomes more rational and new products provide additional features. We have positioned the Fund's telecommunications holdings in an effort to benefit from these and other sector trends. We own shares of tower companies as well as some pure-play wireless companies. We prefer the triple or quadruple plays that companies such as Verizon and AT&T offer (wireline, wireless, broadband and video).

In Europe, where cable television is less of an investment opportunity than in the United States, we own some broadband players such as Fastweb SpA in Italy and Elisa Corp. in Finland. In the United States, we own shares of companies such as Level 3 Communications, Inc., reflecting our efforts to capture the continued growth of the Internet. We believe that the larger telecommunications carriers, such as Verizon and AT&T, along with a smaller company, Time Warner Telecom, Inc., represent good opportunities for capturing the more positive trends in the enterprise business.

Kathleen M. Anderson
Vice President and Portfolio Manager

December 20, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B1, Investor C1 and Institutional Shares, respectively.
--------------------------------------------------------------------------------


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006         5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B1, Investor C1 and Institutional Shares, respectively. Also, effective October 2, 2006, the Fund's Investor B and Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor B Share fees.

o Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6       BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Recent Performance Results

                                                6-Month        12-Month         10-Year     Standardized
As of November 30, 2006                      Total Return    Total Return    Total Return   30-day Yield
========================================================================================================
Institutional Shares*                           +17.34%         +24.45%         +166.91%        1.63%
--------------------------------------------------------------------------------------------------------
Investor A Shares*                              +17.10          +24.04          +160.15         1.32
--------------------------------------------------------------------------------------------------------
Investor B Shares*                              +16.64          +23.10          +141.35         0.66
--------------------------------------------------------------------------------------------------------
Investor B1 Shares*                             +16.83          +23.43          +149.57         0.88
--------------------------------------------------------------------------------------------------------
Investor C Shares*                              +16.71          +23.17          +141.50         0.66
--------------------------------------------------------------------------------------------------------
Investor C1 Shares*                             +16.75          +23.30          +146.36         0.84
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                              +11.33          +14.23          +116.98           --
--------------------------------------------------------------------------------------------------------
S&P Utilities Index***                          +17.27          +20.96          +116.83           --
--------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006         7

Total Return Based on a $10,000 Investment

Below is a line graph depicting the growth of an investment in the Fund's Institutional, Investor A and Investor B Shares compared to growth of an investment in the S&P 500 Index and the S&P Utilities Index. Values are from November 1996 to November 2006:

         Institutional   Investor A    Investor B       S&P 500    S&P Utilities
              Shares*+     Shares*+      Shares*+       Index++         Index+++
11/96          $10,000      $ 9,600       $10,000       $10,000          $10,000
11/97          $11,965      $11,457       $11,847       $11,512          $12,851
11/98          $15,132      $14,447       $14,834       $13,799          $15,892
11/99          $16,369      $15,597       $15,886       $12,789          $19,213
11/00          $17,198      $16,333       $16,525       $18,554          $18,402
11/01          $15,385      $14,591       $14,635       $13,763          $16,153
11/02          $12,364      $11,698       $11,644       $ 9,500          $13,485
11/03          $14,162      $13,366       $13,205       $11,697          $15,520
11/04          $18,292      $17,217       $16,888       $15,114          $17,516
11/05          $21,447      $20,135       $19,606       $17,925          $18,995
11/06          $26,691      $24,649       $24,135       $21,698          $21,683


* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Average Annual Total Return

                                                                    Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 11/30/06                                             +24.45%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                                           +11.65
--------------------------------------------------------------------------------
Ten Years Ended 11/30/06                                            +10.32
--------------------------------------------------------------------------------

                                               Return Without     Return With
                                                Sales Charge     Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 11/30/06                            +24.04%          +17.52%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                          +11.35           +10.15
--------------------------------------------------------------------------------
Ten Years Ended 11/30/06                           +10.03           + 9.44
--------------------------------------------------------------------------------

                                                   Return           Return
                                                Without CDSC      With CDSC++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 11/30/06                            +23.10%          +18.60%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                          +10.52           +10.25
--------------------------------------------------------------------------------
Ten Years Ended 11/30/06                           + 9.21           + 9.21
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.


8       BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

Below is a line graph depicting the growth of an investment in the Fund's Investor B1, Investor C and Investor C1 Shares compared to growth of an investment in the S&P 500 Index and the S&P Utilities Index. Values are from November 1996 to November 2006:

         Investor B1   Investor C   Investor C1        S&P 500    S&P Utilities
            Shares*+     Shares*+      Shares*+        Index++         Index+++
11/96        $10,000      $10,000       $10,000        $10,000          $10,000
11/97        $11,877      $11,847       $11,866        $11,512          $12,851
11/98        $14,893      $14,834       $14,873        $13,799          $15,892
11/99        $15,997      $15,886       $15,964        $12,789          $19,213
11/00        $16,677      $16,525       $16,684        $18,554          $18,402
11/01        $14,801      $14,635       $14,808        $13,763          $16,153
11/02        $11,818      $11,644       $11,806         $9,500          $13,485
11/03        $13,410      $13,205       $13,414        $11,697          $15,520
11/04        $17,205      $16,888       $17,175        $15,114          $17,516
11/05        $20,121      $19,606       $19,981        $17,925          $18,995
11/06        $24,957      $24,150       $24,636        $21,698          $21,683


* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Average Annual Total Return

                                                     Return          Return
                                                  Without CDSC     With CDSC++
================================================================================
Investor B1 Shares+
================================================================================
One Year Ended 11/30/06                              +23.43%         +19.43%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                            +10.78          +10.51
--------------------------------------------------------------------------------
Ten Years Ended 11/30/06                             + 9.58          + 9.58
--------------------------------------------------------------------------------

                                                     Return          Return
                                                  Without CDSC     With CDSC++
================================================================================
Investor C Shares+++
================================================================================
One Year Ended 11/30/06                              +23.17%         +22.17%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                            +10.54          +10.54
--------------------------------------------------------------------------------
Ten Years Ended 11/30/06                             + 9.22          + 9.22
--------------------------------------------------------------------------------

                                                     Return          Return
                                                  Without CDSC     With CDSC++
================================================================================
Investor C1 Shares+++
================================================================================
One Year Ended 11/30/06                              +23.30%         +22.30%
--------------------------------------------------------------------------------
Five Years Ended 11/30/06                            +10.72          +10.72
--------------------------------------------------------------------------------
Ten Years Ended 11/30/06                             + 9.44          + 9.44
--------------------------------------------------------------------------------

+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.
+++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006         9

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2006 and held through November 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                          Expenses Paid
                                                                                       Ending               During the
                                                             Beginning              Account Value         Period++ Ended
                                                          Account Value+         November 30, 2006      November 30, 2006*
==========================================================================================================================
Actual
==========================================================================================================================
Institutional                                                 $1,000                  $1,173.40               $5.23
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                    $1,000                  $1,171.00               $6.59
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                    $1,000                  $1,060.50               $3.32
--------------------------------------------------------------------------------------------------------------------------
Investor B1                                                   $1,000                  $1,168.30               $9.40
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                    $1,000                  $1,061.10               $3.34
--------------------------------------------------------------------------------------------------------------------------
Investor C1                                                   $1,000                  $1,167.50               $9.67
==========================================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================================
Institutional                                                 $1,000                  $1,020.29               $4.86
--------------------------------------------------------------------------------------------------------------------------
Investor A                                                    $1,000                  $1,019.03               $6.12
--------------------------------------------------------------------------------------------------------------------------
Investor B                                                    $1,000                  $1,021.88               $3.26
--------------------------------------------------------------------------------------------------------------------------
Investor B1                                                   $1,000                  $1,016.43               $8.74
--------------------------------------------------------------------------------------------------------------------------
Investor C                                                    $1,000                  $1,021.86               $3.27
--------------------------------------------------------------------------------------------------------------------------
Investor C1                                                   $1,000                  $1,016.18               $9.00
--------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.96% for Institutional, 1.21% for Investor A, 1.96% for Investor B, 1.73% for Investor B1, 1.97% for Investor C and 1.78% for Investor C1), multiplied by the average account value over the period, multiplied by 183/365 for the Institutional, Investor A, Investor B1 and Investor C1 Shares and 60/365 for Investor B and Investor C Shares (to reflect the one-half year period for Institutional, Investor A, Investor B1 and Investor C1 Shares and the actual days since inception for Investor B and Investor C Shares).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year for Institutional, Investor A, Investor B1 and Investor C1 Shares and the actual days since inception for Investor B and Investor C Shares divided by 365.
+ June 1, 2006 for Institutional, Investor A, Investor B1 and Investor C1 Shares and October 2, 2006 (commencement of operations) for Investor B and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A, Investor B1 and Investor C1 Shares and from October 2, 2006 (commencement of operations) to November 30, 2006 for Investor B and Investor C Shares.


10      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Portfolio Information as of November 30, 2006

                                                                      Percent of
Geographic Allocation                                                  Equities
--------------------------------------------------------------------------------
United States .......................................................    77.4%
United Kingdom ......................................................     5.3
Canada ..............................................................     3.4
Germany .............................................................     3.3
France ..............................................................     3.0
Spain ...............................................................     2.0
Finland .............................................................     1.5
Mexico ..............................................................     1.2
Brazil ..............................................................     0.9
Norway ..............................................................     0.8
Italy ...............................................................     0.8
Greece ..............................................................     0.4
--------------------------------------------------------------------------------

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Exelon Corp. .........................................................    3.6%
TXU Corp. ............................................................    3.5
BellSouth Corp. ......................................................    3.4
AT&T Inc. ............................................................    3.4
Duke Energy Corp. ....................................................    2.9
Entergy Corp. ........................................................    2.9
PPL Corp. ............................................................    2.4
Verizon Communications, Inc. .........................................    2.3
FirstEnergy Corp. ....................................................    2.2
FPL Group, Inc. ......................................................    2.1
--------------------------------------------------------------------------------


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        11

Schedule of Investments as of November 30, 2006                (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
Brazil--0.9%
               Electric Utilities--0.9%
               CPFL Energia SA (b)                                   23,700           $      936,150
               EDP--Energias do Brasil SA                            33,200                  447,778
               -------------------------------------------------------------------------------------
               Total Common Stocks in Brazil                                               1,383,928
====================================================================================================
Canada--3.3%
               Diversified Telecommunication
               Services--2.5%
               TELUS Corp.                                           30,300                1,486,280
               TELUS Corp. (Non-Voting Shares)                       49,024                2,358,801
                                                                                      --------------
                                                                                           3,845,081
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.8%
               Rogers Communications, Inc. Class B (a)               20,500                1,254,805
               -------------------------------------------------------------------------------------
               Total Common Stocks in Canada                                               5,099,886
====================================================================================================
Finland--1.4%
               Diversified Telecommunication
               Services--0.4%
               Elisa Corp.                                           26,000                  676,952
               -------------------------------------------------------------------------------------
               Electric Utilities--1.0%
               Fortum Oyj                                            53,000                1,549,100
               -------------------------------------------------------------------------------------
               Total Common Stocks in Finland                                              2,226,052
====================================================================================================
France--2.8%
               Diversified Telecommunication
               Services--0.5%
               France Telecom SA                                     30,000                  778,715
               -------------------------------------------------------------------------------------
               Electric Utilities--0.5%
               Electricite de France                                 12,000                  769,180
               -------------------------------------------------------------------------------------
               Multi-Utilities--1.8%
               Suez SA                                               33,200                1,593,850
               Veolia Environnement                                  18,800                1,244,636
                                                                                      --------------
                                                                                           2,838,486
               -------------------------------------------------------------------------------------
               Total Common Stocks in France                                               4,386,381
====================================================================================================
Germany--3.2%
               Electric Utilities--1.5%
               E.On AG                                               17,600                2,259,990
               -------------------------------------------------------------------------------------
               Multi-Utilities--1.7%
               RWE AG                                                23,500                2,664,365
               -------------------------------------------------------------------------------------
               Total Common Stocks in Germany                                              4,924,355
====================================================================================================
Greece--0.4%
               Diversified Telecommunication
               Services--0.4%
               Hellenic Telecommunications
                 Organization SA                                     20,000                  581,123
               -------------------------------------------------------------------------------------
               Total Common Stocks in Greece                                                 581,123
====================================================================================================
Italy--0.7%
               Diversified Telecommunication
               Services--0.4%
               FastWeb SpA                                           14,000                  729,953
               -------------------------------------------------------------------------------------
               Electric Utilities--0.3%
               Enel SpA                                              41,000                  418,259
               -------------------------------------------------------------------------------------
               Total Common Stocks in Italy                                                1,148,212
====================================================================================================
Mexico--1.1%
               Wireless Telecommunication
               Services--1.1%
               America Movil, SA de CV (b)                           40,200                1,787,694
               -------------------------------------------------------------------------------------
               Total Common Stocks in Mexico                                               1,787,694
====================================================================================================
Norway--0.7%
               Diversified Telecommunication
               Services--0.7%
               Telenor ASA                                           67,600                1,160,541
               -------------------------------------------------------------------------------------
               Total Common Stocks in Norway                                               1,160,541
====================================================================================================
Spain--1.9%
               Diversified Telecommunication
               Services--1.0%
               Telefonica SA                                         79,448                1,608,762
               -------------------------------------------------------------------------------------
               Electric Utilities--0.9%
               Iberdrola SA                                          31,600                1,401,952
               -------------------------------------------------------------------------------------
               Total Common Stocks in Spain                                                3,010,714
====================================================================================================
United Kingdom--5.1%
               Diversified Telecommunication
               Services--0.6%
               BT Group Plc                                         163,600                  914,142
               -------------------------------------------------------------------------------------
               Electric Utilities--0.8%
               Scottish & Southern Energy Plc                        41,400                1,184,113
               -------------------------------------------------------------------------------------
               Independent Power Producers &
               Energy Traders--1.1%
               International Power Plc                              253,500                1,690,548
               -------------------------------------------------------------------------------------
               Multi-Utilities--1.1%
               Centrica Plc                                         133,600                  868,632
               National Grid Plc                                     69,918                  944,912
                                                                                      --------------
                                                                                           1,813,544
               -------------------------------------------------------------------------------------
               Water Utilities--0.4%
               Northumbrian Water Group Plc                         100,000                  591,693
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--1.1%
               Vodafone Group Plc (b)                                66,012                1,740,076
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United Kingdom                                   7,934,116
====================================================================================================


12      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
United States--73.8%
               Construction & Engineering--0.3%
               Infrasource Services, Inc. (a)                        25,000           $      540,250
               -------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--13.4%
               AT&T Inc.                                            154,700                5,245,877
               BellSouth Corp.                                      120,500                5,373,095
               Citizens Communications Co.                           80,700                1,143,519
               Globalstar, Inc. (a)                                  92,700                1,290,384
               Level 3 Communications, Inc. (a)(g)                  233,000                1,244,220
               Time Warner Telecom, Inc. Class A (a)                 86,300                1,574,112
               Verizon Communications, Inc.                         102,600                3,584,844
               Windstream Corp.                                     110,241                1,536,760
                                                                                      --------------
                                                                                          20,992,811
               -------------------------------------------------------------------------------------
               Electric Utilities--23.0%
               Allegheny Energy, Inc. (a)                            35,000                1,552,600
               American Electric Power Co., Inc.                     37,000                1,535,870
               DPL, Inc.                                             75,000                2,097,000
               Edison International                                  66,700                3,066,866
               Entergy Corp.                                         50,000                4,566,000
               Exelon Corp.                                          91,700                5,568,941
               FPL Group, Inc.                                       62,800                3,347,240
               FirstEnergy Corp.                                     58,400                3,494,656
               ITC Holdings Corp.                                    49,500                1,942,875
               Mirant Corp. (a)                                      54,800                1,667,016
               Northeast Utilities                                   36,600                1,025,898
               PPL Corp.                                            101,800                3,700,430
               Progress Energy, Inc.                                 16,300                  778,651
               The Southern Co.                                      43,800                1,587,750
                                                                                      --------------
                                                                                          35,931,793
               -------------------------------------------------------------------------------------
               Energy Equipment & Services--0.2%
               Transocean, Inc. (a)                                   4,600                  358,570
               -------------------------------------------------------------------------------------
               Gas Utilities--4.5%
               AGL Resources, Inc.                                   26,100                1,002,501
               Energen Corp.                                         23,500                1,065,960
               Equitable Resources, Inc.                             25,200                1,093,176
               New Jersey Resources Corp.                            20,200                1,045,350
               Questar Corp.                                         21,500                1,854,375
               UGI Corp.                                             32,200                  907,396
                                                                                      --------------
                                                                                           6,968,758
               -------------------------------------------------------------------------------------
               Independent Power Producers &
               Energy Traders--6.7%
               The AES Corp. (a)                                     44,000                1,028,280
               Constellation Energy Group, Inc.                      11,500                  789,015
               NRG Energy, Inc. (a)                                  40,700                2,316,644
               Ormat Technologies, Inc.                              25,300                  932,052
               TXU Corp.                                             95,200                5,463,528
                                                                                      --------------
                                                                                          10,529,519
               -------------------------------------------------------------------------------------
               Media--1.4%
               Comcast Corp. Special Class A (a)                     50,200                2,022,056
               Idearc Inc. (a)                                        6,285                  173,089
                                                                                      --------------
                                                                                           2,195,145
               -------------------------------------------------------------------------------------
               Multi-Utilities--13.1%
               Ameren Corp.                                          26,700                1,460,757
               CMS Energy Corp. (a)                                 108,000                1,750,680
               DTE Energy Co.                                        14,000                  659,260
               Dominion Resources, Inc.                              34,237                2,764,295
               Duke Energy Corp.                                    144,032                4,568,695
               MDU Resources Group, Inc.                             22,050                  580,797
               NSTAR                                                 36,800                1,294,624
               PG&E Corp.                                            55,000                2,526,150
               Public Service Enterprise Group, Inc.                 13,000                  873,860
               SCANA Corp.                                           12,000                  495,120
               Sempra Energy                                         19,900                1,084,550
               TECO Energy, Inc.                                     37,500                  637,125
               Wisconsin Energy Corp.                                19,100                  893,498
               Xcel Energy, Inc.                                     36,200                  831,152
                                                                                      --------------
                                                                                          20,420,563
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable Fuels--4.4%
               Devon Energy Corp.                                    13,500                  990,495
               EOG Resources, Inc.                                   15,500                1,093,215
               Holly Corp.                                           13,000                  702,130
               Peabody Energy Corp.                                  18,000                  828,180
               Southwestern Energy Co. (a)                           21,700                  914,221
               Valero Energy Corp.                                   12,000                  660,840
               Williams Cos., Inc.                                   58,800                1,632,288
                                                                                      --------------
                                                                                           6,821,369
               -------------------------------------------------------------------------------------
               Real Estate Investment Trusts
               (REITs)--0.4%
               Global Signal, Inc.                                   11,200                  621,936
               -------------------------------------------------------------------------------------
               Water Utilities--0.5%
               Aqua America, Inc.                                    34,000                  812,940
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--5.9%
               Alltel Corp.                                          51,645                2,930,337
               American Tower Corp. Class A (a)                      43,500                1,647,345
               Crown Castle International Corp. (a)                  25,100                  864,946
               NII Holdings, Inc. (a)                                13,800                  896,034
               SBA Communications Corp. Class A (a)                  42,900                1,217,073
               Sprint Nextel Corp.                                   81,500                1,590,065
                                                                                      --------------
                                                                                           9,145,800
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United States                                  115,339,454
====================================================================================================
               Total Common Stocks
               (Cost--$96,757,481)--95.3%                                                148,982,456
====================================================================================================

                                                                       Face
                                Trust Preferred                      Amount
====================================================================================================
United States--0.7%
               Independent Power Producers &
               Energy Traders--0.7%
               AES Trust III, 6.75% due 10/15/2029 (f)           $1,092,450                1,066,044
               -------------------------------------------------------------------------------------
               Total Trust Preferred (Cost--$665,916)--0.7%                                1,066,044
====================================================================================================


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        13

Schedule of Investments (concluded)                            (in U.S. dollars)

                                Short-Term                       Beneficial
                                Securities                         Interest                Value
====================================================================================================
United States--4.8%
               BlackRock Liquidity Series, LLC Cash
                 Sweep Series I, 5.26% (c)(d)                    $6,725,753           $    6,725,753
               BlackRock Liquidity Series, LLC
                 Money Market Series, 5.29% (c)(d)(e)               840,000                  840,000
               -------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$7,565,753)--4.8%                                                    7,565,753
====================================================================================================
               Total Investments
               (Cost--$104,989,150*)--100.8%                                             157,614,253

               Liabilities in Excess of Other Assets--(0.8%)                              (1,284,021)
                                                                                      --------------
               Net Assets--100.0%                                                     $  156,330,232
                                                                                      ==============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................  $  104,989,150
                                                                 ==============
      Gross unrealized appreciation ...........................  $   52,981,707
      Gross unrealized depreciation ...........................        (356,604)
                                                                 --------------
      Net unrealized appreciation .............................  $   52,625,103
                                                                 ==============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                      Net               Interest
      Affiliate                                    Activity              Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                        $249,740             $221,972
      BlackRock Liquidity Series, LLC
        Money Market Series                        $840,000             $    383
      --------------------------------------------------------------------------

(d)   Represents the current yield as of November 30, 2006.
(e)   Security was purchased with cash proceeds from securities loans.
(f)   Convertible security.
(g)   Security, or a portion of the security, is on loan.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


14      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Statement of Assets and Liabilities

As of November 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities loaned of
             $747,600) (identified cost--$97,423,397) ...............................................                  $150,048,500
            Investments in affiliated securities, at value (identified cost--$7,565,753) ............                     7,565,753
            Foreign cash (cost--$29,291) ............................................................                        29,497
            Receivables:
               Securities sold ......................................................................   $    795,231
               Dividends ............................................................................        393,276
               Capital shares sold ..................................................................         50,465
               Interest .............................................................................         10,420
               Securities lending ...................................................................             84      1,249,476
                                                                                                        ------------
            Prepaid expenses and other assets .......................................................                       155,110
                                                                                                                       ------------
            Total assets ............................................................................                   159,048,336
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ...............................................                       840,000
            Payables:
               Securities purchased .................................................................      1,452,469
               Capital shares redeemed ..............................................................        238,801
               Investment adviser ...................................................................         75,851
               Distributor ..........................................................................         43,852
                                                                                                        ------------
               Other affiliates .....................................................................                     1,841,356
            Accrued expenses and other liabilities ..................................................                        36,748
                                                                                                                       ------------
            Total liabilities .......................................................................                     2,718,104
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ..............................................................................                  $156,330,232
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                  $    189,710
            Investor AShares of Common Stock, $.10 par value, 100,000,000 shares authorized .........                       651,679
            Investor BShares of Common Stock, $.10 par value, 100,000,000 shares authorized .........                         1,665
            Investor B1Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ........                       128,012
            Investor CShares of Common Stock, $.10 par value, 100,000,000 shares authorized .........                         2,067
            Investor C1Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ........                       116,518
            Paid-in capital in excess of par ........................................................                   103,528,687
            Undistributed investment income--net ....................................................   $    375,115
            Accumulated realized capital losses--net ................................................     (1,289,252)
            Unrealized appreciation--net ............................................................     52,626,031
                                                                                                        ------------
            Total accumulated earnings--net .........................................................                    51,711,894
                                                                                                                       ------------
            Net Assets ..............................................................................                  $156,330,232
                                                                                                                       ============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional--Based on net assets of $27,254,872 and 1,897,099 shares outstanding ......                  $      14.37
                                                                                                                       ============
            Investor A--Based on net assets of $93,670,249 and 6,516,787 shares outstanding .........                  $      14.37
                                                                                                                       ============
            Investor B--Based on net assets of $238,062 and 16,654 shares outstanding ...............                  $      14.29
                                                                                                                       ============
            Investor B1--Based on net assets of $18,347,290 and 1,280,117 shares outstanding ........                  $      14.33
                                                                                                                       ============
            Investor C--Based on net assets of $292,473 and 20,670 shares outstanding ...............                  $      14.15
                                                                                                                       ============
            Investor C1--Based on net assets of $16,527,286 and 1,165,178 shares outstanding ........                  $      14.18
                                                                                                                       ============

      See Notes to Financial Statements.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        15

Statement of Operations

For the Year Ended November 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $147,950 foreign withholding tax) .....................................                  $  5,224,109
            Interest (including $221,972 from affiliates) ...........................................                       299,316
            Securities lending--net .................................................................                           383
                                                                                                                       ------------
            Total income ............................................................................                     5,523,808
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ................................................................   $    885,855
            Service fees--Investor A ................................................................        204,816
            Service and distribution fees--Investor B1 ..............................................        188,030
            Service and distribution fees--Investor C1 ..............................................        121,819
            Transfer agent fees--Investor A .........................................................        101,347
            Accounting services .....................................................................         95,037
            Professional fees .......................................................................         62,523
            Printing and shareholder reports ........................................................         51,136
            Registration fees .......................................................................         50,535
            Directors' fees and expenses ............................................................         45,113
            Transfer agent fees--Investor B1 ........................................................         36,875
            Custodian fees ..........................................................................         34,117
            Transfer agent fees--Institutional ......................................................         31,384
            Transfer agent fees--Investor C1 ........................................................         21,914
            Pricing fees ............................................................................          3,377
            Service and distribution fees--Investor C ...............................................            285
            Service and distribution fees--Investor B ...............................................            243
            Transfer agent fees--Investor C .........................................................             35
            Transfer agent fees--Investor B .........................................................             30
            Other ...................................................................................         23,571
                                                                                                        ------------
            Total expenses ..........................................................................                     1,958,042
                                                                                                                       ------------
            Investment income--net ..................................................................                     3,565,766
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net .....................................................................     21,883,365
               Foreign currency transactions--net ...................................................        (13,554)    21,869,811
                                                                                                        ------------
            Change in unrealized appreciation on:
               Investments--net .....................................................................      6,410,469
               Foreign currency transactions--net ...................................................            848      6,411,317
                                                                                                        ---------------------------
            Total realized and unrealized gain--net .................................................                    28,281,128
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations ....................................                  $ 31,846,894
                                                                                                                       ============

      See Notes to Financial Statements.


16      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Statements of Changes in Net Assets

                                                                                                             For the Year Ended
                                                                                                                November 30,
                                                                                                        ---------------------------
Increase (Decrease) in Net Assets:                                                                          2006            2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ..................................................................   $  3,565,766   $  2,895,587
            Realized gain--net ......................................................................     21,869,811     14,086,694
            Change in unrealized appreciation--net ..................................................      6,411,317      5,837,960
                                                                                                        ---------------------------
            Net increase in net assets resulting from operations ....................................     31,846,894     22,820,241
                                                                                                        ---------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Institutional ........................................................................       (688,635)      (605,203)
               Investor A ...........................................................................     (2,013,568)    (1,690,691)
               Investor B ...........................................................................           (868)            --
               Investor B1 ..........................................................................       (484,766)      (498,453)
               Investor C ...........................................................................           (446)            --
               Investor C1 ..........................................................................       (294,095)      (231,125)
                                                                                                        ---------------------------
            Net decrease in net assets resulting from dividends to shareholders .....................     (3,482,378)    (3,025,472)
                                                                                                        ---------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions ......................    (19,253,290)   (13,372,133)
                                                                                                        ---------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ............................................................      9,111,226      6,422,636
            Beginning of year .......................................................................    147,219,006    140,796,370
                                                                                                        ---------------------------
            End of year* ............................................................................   $156,330,232   $147,219,006
                                                                                                        ===========================
               * Undistributed investment income--net ...............................................   $    375,115   $    305,281
                                                                                                        ===========================

      See Notes to Financial Statements.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        17

Financial Highlights

                                                                     Institutional
                                            ----------------------------------------------------------------
The following per share data                                       For the Year Ended
and ratios have been derived                                          November 30,
from information provided in                ----------------------------------------------------------------
the financial statements.                     2006          2005          2004          2003          2002
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  11.87      $  10.37      $   8.22      $   7.39      $   9.66
                                            ----------------------------------------------------------------
Investment income--net** ...............         .35           .26           .22           .21           .29
Realized and unrealized gain (loss)--net        2.50          1.51          2.14           .84         (2.15)
                                            ----------------------------------------------------------------
Total from investment operations .......        2.85          1.77          2.36          1.05         (1.86)
                                            ----------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.35)         (.27)         (.21)         (.22)         (.30)
  Realized gain--net ...................          --            --            --            --          (.11)
                                            ----------------------------------------------------------------
Total dividends and distributions ......        (.35)         (.27)         (.21)         (.22)         (.41)
                                            ----------------------------------------------------------------
Net asset value, end of year ...........    $  14.37      $  11.87      $  10.37      $   8.22      $   7.39
                                            ================================================================
============================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....       24.45%        17.25%        29.16%        14.54%       (19.64%)
                                            ================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses ...............................         .97%          .98%         1.03%         1.07%         1.00%
                                            ================================================================
Investment income--net .................        2.77%         2.32%         2.36%         2.77%         3.39%
                                            ================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $ 27,255      $ 25,125      $ 23,677      $ 22,514      $ 20,342
                                            ================================================================
Portfolio turnover .....................       44.32%        25.48%        10.89%        21.20%        31.16%
                                            ================================================================

                                                                      Investor A
                                            ----------------------------------------------------------------
The following per share data                                       For the Year Ended
and ratios have been derived                                          November 30,
from information provided in                ----------------------------------------------------------------
the financial statements.                     2006          2005          2004          2003          2002
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $  11.88      $  10.38      $   8.23      $   7.40      $   9.67
                                            ----------------------------------------------------------------
Investment income--net** ...............         .32           .24           .20           .19           .26
Realized and unrealized gain (loss)--net        2.47          1.51          2.14           .85         (2.14)
                                            ----------------------------------------------------------------
Total from investment operations .......        2.79          1.75          2.34          1.04         (1.88)
                                            ----------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.30)         (.25)         (.19)         (.21)         (.28)
  Realized gain--net ...................          --            --            --            --          (.11)
                                            ----------------------------------------------------------------
Total dividends and distributions ......        (.30)         (.25)         (.19)         (.21)         (.39)
                                            ----------------------------------------------------------------
Net asset value, end of year ...........    $  14.37      $  11.88      $  10.38      $   8.23      $   7.40
                                            ================================================================
============================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....       24.04%        16.95%        28.82%        14.26%       (19.83%)
                                            ================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses ...............................        1.22%         1.23%         1.28%         1.33%         1.26%
                                            ================================================================
Investment income--net .................        2.52%         2.07%         2.11%         2.42%         3.13%
                                            ================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $ 93,670      $ 79,008      $ 73,286      $ 60,142      $ 34,038
                                            ================================================================
Portfolio turnover .....................       44.32%        25.48%        10.89%        21.20%        31.16%
                                            ================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


18      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

                                           Investor B
                                           ----------
                                            For the                                    Investor B1
                                            Period           ----------------------------------------------------------------
                                           October 2,                              For the Year Ended
The following per share data and ratios     2006+ to                                    November 30,
have been derived from information         November 30,      ----------------------------------------------------------------
provided in the financial statements.         2006             2006          2005          2004          2003          2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $  13.58         $  11.84      $  10.35      $   8.19      $   7.37      $   9.61
                                            --------         ----------------------------------------------------------------
Investment income--net** ...............         .02              .26           .18           .14           .16           .22
Realized and unrealized gain (loss)--net         .80             2.48          1.49          2.16           .82         (2.13)
                                            --------         ----------------------------------------------------------------
Total from investment operations .......         .82             2.74          1.67          2.30           .98         (1.91)
                                            --------         ----------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.11)            (.25)         (.18)         (.14)         (.16)         (.22)
  Realized gain--net ...................          --               --            --            --            --          (.11)
                                            --------         ----------------------------------------------------------------
Total dividends and distributions ......        (.11)            (.25)         (.18)         (.14)         (.16)         (.33)
                                            --------         ----------------------------------------------------------------
Net asset value, end of period .........    $  14.29         $  14.33      $  11.84      $  10.35      $   8.19      $   7.37
                                            ========         ================================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        6.05%@          23.43%        16.26%        28.30%        13.47%       (20.16%)
                                            ========         ================================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Expenses ...............................        1.96%***         1.75%         1.75%         1.81%         1.86%         1.77%
                                            ========         ================================================================
Investment income--net .................        1.00%***         2.02%         1.56%         1.58%         2.08%         2.63%
                                            ========         ================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $    238         $ 18,347      $ 28,298      $ 31,935      $ 41,317      $ 74,822
                                            ========         ================================================================
Portfolio turnover .....................       44.32%           44.32%        25.48%        10.89%        21.20%        31.16%
                                            ========         ================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
***   Annualized.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        19

Financial Highlights (concluded)

                                           Investor C
                                           ----------
                                            For the                                    Investor C1
                                            Period           ----------------------------------------------------------------
                                           October 2,                              For the Year Ended
The following per share data and ratios     2006+ to                                    November 30,
have been derived from information         November 30,      ----------------------------------------------------------------
provided in the financial statements.         2006             2006          2005          2004          2003          2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $  13.44         $  11.73      $  10.25      $   8.13      $   7.31      $   9.55
                                            --------         ----------------------------------------------------------------
Investment income--net** ...............         .02              .25           .17           .14           .15           .21
Realized and unrealized gain (loss)--net         .80             2.45          1.50          2.12           .83         (2.11)
                                            --------         ----------------------------------------------------------------
Total from investment operations .......         .82             2.70          1.67          2.26           .98         (1.90)
                                            --------         ----------------------------------------------------------------
Less dividends and distributions:
  Investment income--net ...............        (.11)            (.25)         (.19)         (.14)         (.16)         (.23)
  Realized gain--net ...................          --               --            --            --            --          (.11)
                                            --------         ----------------------------------------------------------------
Total dividends and distributions ......        (.11)            (.25)         (.19)         (.14)         (.16)         (.34)
                                            --------         ----------------------------------------------------------------
Net asset value, end of period .........    $  14.15         $  14.18      $  11.73      $  10.25      $   8.13      $   7.31
                                            ========         ================================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        6.11%@          23.30%        16.34%        28.03%        13.62%       (20.27%)
                                            ========         ================================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Expenses ...............................        1.97%***         1.79%         1.80%         1.85%         1.91%         1.84%
                                            ========         ================================================================
Investment income--net .................         .98%***         1.94%         1.49%         1.53%         1.93%         2.55%
                                            ========         ================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $    292         $ 16,527      $ 14,789      $ 11,898      $ 10,994      $ 10,545
                                            ========         ================================================================
Portfolio turnover .....................       44.32%           44.32%        25.48%        10.89%        21.20%        31.16%
                                            ========         ================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
***   Annualized.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


20      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Utilities and Telecommunications Fund, Inc. was renamed BlackRock Utilities and Telecommunications Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. On October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B1 and Investor C1 Shares, respectively. Newly created Investor B and Investor C Shares commenced operations on October 2, 2006. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        21
during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.


22      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $13,554 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of a permanent difference attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. The Manager was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        23
operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Service    Distribution
                                                        Fee           Fee
--------------------------------------------------------------------------------
Investor A ..................................          .25%           --
Investor B ..................................          .25%          .75%
Investor B1 .................................          .25%          .50%
Investor C ..................................          .25%          .75%
Investor C1 .................................          .25%          .55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, also provide account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor B1, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the year ended November 30, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                         FAMD            MLPF&S          BDI
--------------------------------------------------------------------------------
Institutional ......................    $    1          $     4           --
Investor A .........................    $1,945          $56,603         $299
--------------------------------------------------------------------------------

For the year ended November 30, 2006, MLPF&S received contingent deferred sales charges of $3, $13,051, $1 and $170 relating to transactions in Investor B Shares, Investor B1 Shares, Investor C Shares and Investor C1 Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $112 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to November 30, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ....................................................          $ 68
Investor A .......................................................          $404
Investor B .......................................................            --
Investor B1 ......................................................          $132
Investor C .......................................................            --
Investor C1 ......................................................          $ 65
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC, was the Fund's securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended November 30, 2006, BIM received $169 in securities lending agent fees.

In addition, MLPF&S received $37,459 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2006.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.


24      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

For the year ended November 30, 2006, the Fund reimbursed MLIM and the Manager $2,729 and $474, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2006 were $63,403,434 and $82,065,952, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $19,253,290 and $13,372,133 for the years ended November 30, 2006 and November 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended November 30, 2006                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           191,231       $  2,481,454
Shares issued to shareholders in
  reinvestment of dividends ..............            34,464            425,158
                                                -------------------------------
Total issued .............................           225,695          2,906,612
Shares redeemed ..........................          (444,397)        (5,674,752)
                                                -------------------------------
Net decrease .............................          (218,702)      $ (2,768,140)
                                                ===============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended November 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           260,026       $  2,946,308
Shares issued to shareholders
  in reinvestment of dividends ...........            45,445            516,186
                                                -------------------------------
Total issued .............................           305,471          3,462,494
Shares redeemed ..........................          (472,012)        (5,345,255)
                                                -------------------------------
Net decrease .............................          (166,541)      $ (1,882,761)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended November 30, 2006                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           752,525       $ 10,267,785
Automatic conversion of shares ...........           214,681          2,677,349
Shares issued to shareholders in
  reinvestment of dividends ..............            92,142          1,140,520
                                                -------------------------------
Total issued .............................         1,059,348         14,085,654
Shares redeemed ..........................        (1,192,638)       (15,249,824)
                                                -------------------------------
Net decrease .............................          (133,290)      $ (1,164,170)
                                                ===============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended November 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           465,190       $  5,276,033
Automatic conversion of shares ...........           283,666          3,199,572
Shares issued to shareholders
  in reinvestment of dividends ...........           116,214          1,322,524
                                                -------------------------------
Total issued .............................           865,070          9,798,129
Shares redeemed ..........................        (1,275,616)       (14,475,156)
                                                -------------------------------
Net decrease .............................          (410,546)      $ (4,677,027)
                                                ===============================

-------------------------------------------------------------------------------
Investor B Shares for the
Period October 2, 2006*                                               Dollar
to November 30, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            16,659       $    230,574
Shares redeemed ..........................                (5)               (70)
                                                -------------------------------
Net increase .............................            16,654       $    230,504
                                                ===============================
*     Commencement of operations.

-------------------------------------------------------------------------------
Investor B1 Shares for the Year                                       Dollar
Ended November 30, 2006                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           181,883       $  2,354,000
Shares issued to shareholders in
  reinvestment of dividends ..............            20,090            247,890
                                                -------------------------------
Total issued .............................           201,973          2,601,890
                                                -------------------------------
Automatic conversion of shares ...........          (215,375)        (2,677,349)
Shares redeemed ..........................        (1,095,896)       (14,568,848)
                                                -------------------------------
Total redeemed ...........................        (1,311,271)       (17,246,197)
                                                -------------------------------
Net decrease .............................        (1,109,298)      $(14,644,307)
                                                ===============================

-------------------------------------------------------------------------------
Investor B1 Shares for the Year                                       Dollar
Ended November 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           309,576       $  3,457,354
Shares issued to shareholders
  in reinvestment of dividends ...........            31,715            359,265
                                                -------------------------------
Total issued .............................           341,291          3,816,619
                                                -------------------------------
Automatic conversion of shares ...........          (284,614)        (3,199,572)
Shares redeemed ..........................          (754,153)        (8,527,451)
                                                -------------------------------
Total redeemed ...........................        (1,038,767)       (11,727,023)
                                                -------------------------------
Net decrease .............................          (697,476)      $ (7,910,404)
                                                ===============================


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        25

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor C Shares for the
Period October 2, 2006*                                               Dollar
to November 30, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            20,675       $    283,796
Shares redeemed ..........................                (5)               (70)
                                                -------------------------------
Net increase .............................            20,670       $    283,726
                                                ===============================
*     Commencement of operations.

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended November 30, 2006                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           168,923       $  2,139,280
Shares issued to shareholders in
  reinvestment of dividends ..............            13,384            163,401
                                                -------------------------------
Total issued .............................           182,307          2,302,681
Shares redeemed ..........................          (278,090)        (3,493,584)
                                                -------------------------------
Net decrease .............................           (95,783)      $ (1,190,903)
                                                ===============================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                       Dollar
Ended November 30, 2005                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           372,824       $  4,174,489
Shares issued to shareholders
  in reinvestment of dividends ...........            16,623            187,409
                                                -------------------------------
Total issued .............................           389,447          4,361,898
Shares redeemed ..........................          (288,951)        (3,263,839)
                                                -------------------------------
Net increase .............................           100,496       $  1,098,059
                                                ===============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended November 30, 2006. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   11/30/2006         11/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................         $3,482,378         $3,025,472
                                                   -----------------------------
Total taxable distributions ..............         $3,482,378         $3,025,472
                                                   =============================

As of November 30, 2006, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income -- net .........................    $    375,115
Undistributed long-term capital gains -- net .................              --
                                                                  ------------
Total undistributed earnings -- net ..........................         375,115
Capital loss carryforward ....................................      (1,289,252)*
Unrealized gains -- net ......................................      52,626,031
                                                                  ------------
Total accumulated earnings -- net ............................    $ 51,711,894
                                                                  ============

* On November 30, 2006, the Fund had a net capital loss carryforward of $1,289,252, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid an ordinary dividend in the amount of $.042701 per Institutional Share, $.036859 per Investor A Share, $.029081 per Investor B Share, $.020835 per Investor B1 Share, $.030504 per Investor C Share and $.023034 per Investor C1 Share on December 20, 2006 to shareholders of record on December 18, 2006.


26      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Utilities and Telecommunications Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Utilities and Telecommunications Fund, Inc. (formerly Merrill Lynch Utilities and Telecommunications Fund, Inc.) as of November 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications Fund, Inc. as of November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 19, 2007

Important Tax Information (unaudited)

The following information is provided with respect to the quarterly distributions paid by BlackRock Utilities and Telecommunications Fund, Inc. during the fiscal year ended November 30, 2006:

--------------------------------------------------------------------------------
                                                           Qualified   Dividend
                                                            Dividend   Received
Record Date                                                  Income    Deduction
--------------------------------------------------------------------------------
December 14, 2005 ...............................             100%        100%
April 12, 2006 to October 10, 2006 ..............             100%      90.35%
--------------------------------------------------------------------------------


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        27

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the May 31, 2006 Semi-Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable


28      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006
      best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in May 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        29
received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment


30      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006
management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        31

Disclosure of Investment Advisory Agreement (concluded)

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


32      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        33

Officers and Directors

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director              Chairman of the BlackRock Retail Operating
            Age: 52                              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the Funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006; President and Chief
                                                 Investment Officer of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment
                  Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


34      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

                                                                                                       Number of
                                                                                                       Funds and
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1990 to  Professor Emeritus of Finance, School of Business,    47 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 66                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1994 to  Professor, Harvard Business School since 1989;        47 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     49 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from 1985 to                   Inc.
            Age: 54                              1989; Associate Professor, Graduate School of                         (manufactur-
                                                 Business Administration, University of Michigan                       ing)
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director, McLean
                                                 Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       47 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser) in   49 Portfolios
            08543-9095                           2000; General Counsel, Director and Secretary
            Age: 61                              Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB Partners,
                                                 Inc. since 2000; and Director of Covenant House
                                                 from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute, from 1995 to        47 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer, United States          49 Portfolios
            08543-9095                           Foreign Service, from 1961 to 1995 and Career
            Age: 71                              Minister from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991 to
                                                 1994; U.S. Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1990 to  Professor of Finance from 1984 to 1995, Dean from     47 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of New      49 Portfolios   Inc.
            08543-9095                           York University's Leonard N. Stern School of                          (financial
            Age: 68                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        47 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential            49 Portfolios
            08543-9095                           Insurance Company of America from 1988 to 1994;
            Age: 72                              Former Director of Prudential Reinsurance Company
                                                 and former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        35

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
Burke       Princeton, NJ  President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
            08543-9011     and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
            Age: 46        Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kathleen    P.O. Box 9011  Vice         2002 to  Director of BlackRock, Inc. since 2006; Director of MLIM from 2000 to 2006 and Vice
M.          Princeton, NJ  President    present  President of MLIM from 1994 to 2000; Associate Portfolio Manager of MLIM since 1998
Anderson    08543-9011                           Research Analyst of MLIM from 1993 to 1998.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock Inc. and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002
Pellegrino  Princeton, NJ               present  to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
            08543-9011                           from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton
            Age: 46                              Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as Director of BlackRock Utilities and Telecommunications Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

Proxy Results

During the six-month period ended November 30, 2006, BlackRock Utilities and Telecommunications Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                              Shares Voted           Shares Voted             Shares Voted
                                                                   For                  Against                 Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                                   6,046,653               168,775                 218,102
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                                   6,054,130               161,305                 218,096
--------------------------------------------------------------------------------------------------------------------------


36      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select eDelivery under the More Information section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        37

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


38      BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                     NOVEMBER 30, 2006        39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Utilities and
Telecommunications Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #11693-11/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2006 - $31,500
                                  Fiscal Year Ending November 30, 2005 - $31,000

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2006 - $0
                                  Fiscal Year Ending November 30, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending November 30, 2006 - $6,000
                                  Fiscal Year Ending November 30, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2006 - $0
                                  Fiscal Year Ending November 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2006 - $3,138,117
             Fiscal Year Ending November 30, 2005 - $5,738,110

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Utilities and Telecommunications Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: January 29, 2007


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Utilities and Telecommunications Fund, Inc.

Date: January 29, 2007